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                                                                    EXHIBIT 10.4

                           CHANGE IN CONTROL AGREEMENT
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     This Agreement, made and entered into by and between PEMSTAR Inc., a
Minnesota corporation (the "Company"), with its principal offices at 3535 Technology Drive N.W., Rochester, Minnesota, and ______________________________, an officer of the Company (the "Employee"), residing at _______________________
____________________________.

     WHEREAS, this Agreement is intended to specify the financial arrangements that the Company will provide to the Employee upon the Employee's separation from employment with the Company under any of the circumstances described herein; and

     WHEREAS, this Agreement is entered into by the Company in the belief that it is in the best interest of the Company to provide stable conditions of employment for the Employee notwithstanding the possibility, threat, or occurrence of certain types of changes in control, thereby enhancing the Company's ability to attract and retain highly qualified people.

     NOW, THEREFORE, in consideration of the mutual covenants, promises, payments, and undertakings of the parties hereto, the parties agree as follows:

     1. Effect of Agreement; Term. The Employee shall be employed on an at-will basis, except to the extent otherwise provided by a written employment agreement, if any, in effect between the Employee and the Company. This Agreement is not, and shall not be construed as, an employment contract affecting in any way the duration of the Employee's employment or any terms and conditions thereof except those set forth herein. Except as set forth herein, or as otherwise provided by a written employment agreement, if any, in effect between the Employee and the Company, the Employee or the Company may terminate their employment relationship at any time, for any reason, or for no reason.

          This Agreement will commence on the date hereof and shall continue in effect until the second anniversary of the date hereof; and, commencing on the first anniversary of the date hereof and on each anniversary thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than 90 days prior to any such date of automatic extension of this Agreement, the Company shall have given notice to the Employee that the Agreement will not be so extended; provided, however, if a Change in Control (as defined in section 3(a) hereof) shall have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of 24 months following such Change in Control (as defined in section 3(a) hereof), after which 24-month period this Agreement shall terminate.
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     2. Termination of Employment.

          (a) Prior to a Change in Control. Prior to the date that is six months before a Change in Control (as defined in section 3(a) hereof), or after termination of this Agreement, the Employee or the Company may terminate their employment relationship at any time, for any reason, or for no reason.

          (b) After a Change in Control.

               (i) From and after the date that is six months before a Change in Control (as defined in section 3(a) hereof) and prior to the termination of this Agreement, the Company shall not terminate the Employee from employment with the Company except as provided in this section 2(b), or as a result of the Employee's Disability (as defined in section 3(d) hereof) or his death.

               (ii) From and after the date that is six months before a Change in Control (as defined in section 3(a) hereof) and prior to the termination of this Agreement, the Company shall have the right to terminate the Employee from employment with the Company for Cause (as defined in section 3(c) hereof), by written notice to the Employee, specifying the particulars of the conduct of the Employee forming the basis for such termination.

               (iii) From and after the date that is six months before a Change in Control (as defined in section 3(a) hereof) and prior to the termination of this Agreement: (a) the Company shall have the right to terminate the Employee's employment without Cause (as defined in section 3(c) hereof); and (b) the Employee shall, upon the occurrence of such termination by the Company without Cause or upon the voluntary termination of the Employee's employment by the Employee during such period for Good Reason (as defined in section 3(b) hereof), be entitled to receive the benefits provided in section 4 hereof. The Employee shall evidence a voluntary termination for Good Reason by written notice to the Company given within ten (10) days after the date of the occurrence of any event that the Employee knows or should reasonably have known constitutes Good Reason for voluntary termination. Such notice need only identify the Employee and set forth in reasonable detail the facts and circumstances claimed by the Employee to constitute Good Reason. Any notice given by the Employee pursuant to this section 2 shall be effective ten (10) days after the date it is given by the Employee.

     3. Definitions.

          (a) A "Change in Control" shall mean any of the following:

               (i) A sale of all or substantially all of the assets of the Company.

               (ii) The acquisition of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities by any person or group of persons, except a Permitted Shareholder as hereinafter defined, acting in

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          concert. A "Permitted Shareholder" means a holder, as of the date of this Agreement, of voting capital stock of the Company.

               (iii) A consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's outstanding capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which Company shareholders immediately prior to the consolidation or merger have the same proportionate ownership of voting capital stock of the surviving corporation immediately after the consolidation or merger.

               (iv) In the event that the shares of voting capital stock of the Company are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, and for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Securities and Exchange Act of 1934, as amended or related rules promulgated by the Securities and Exchange Commission or; the commencement of or public announcement of an intention to make a tender offer or exchange offer for securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

               (v) The Board of Directors of the Company, in its sole and absolute discretion, determines that there has been a sufficient change in the share ownership of the Company to constitute a change of effective ownership or control of the Company.

          (b) "Good Reason" shall mean the occurrence of any of the following events, except for the occurrence of such an event in connection with the termination or reassignment of the Employee's employment by the Company for Cause (as defined in section 3(c) hereof), due to the Employee's Disability (as defined in section 3(d) hereof), or due to the Employee's death:

               (i) The assignment to the Employee of employment responsibilities which are not of comparable responsibility and status as the employment responsibilities held by the Employee immediately prior to a Change in Control;

               (ii) a reduction by the Company in the Employee's base salary as in effect immediately prior to a Change in Control;

               (iii) the Company's requiring the Employee to be based at a location that is in excess of 50 miles from the location of the Employee's principal office immediately prior to the Change in Control;

               (iv) the failure by the Company to provide employee benefit plans, programs, policies and practices (including, without limitation, retirement plans and medical, dental, life and disability insurance coverage) to the Employee and the Employee's family and dependents (if applicable) that provide substantially similar benefits, in terms of aggregate

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          monetary value, to the Employee and the Employee's family and dependents (if applicable) at substantially similar costs to the Employee as the benefits provided by those plans, programs, policies and practices in effect immediately prior to the Change in Control; or

          (c) "Cause" shall mean:

               (i) Repeated neglect by the Employee of any of his duties or his repeated failures or omissions to carry out lawful and reasonable orders which, in the reasonable judgment of the Company, are willful and deliberate and which are not cured within a reasonable period after the Employee's receipt of written notice thereof from the Company;

               (ii) Any act or acts of personal dishonesty by the Employee intended to result in the personal enrichment of the Employee at the expense of the Company;

               (iii) Any willful and deliberate misconduct that is materially and demonstrably injurious to the Company; or

               (iv) Any criminal indictment, presentment, charge or conviction of the Employee for a felony, whether or not the Company is the victim of such offense.

          (d) "Disability" shall mean any physical or mental condition which causes the Employee to fail to render services to the Company for a period of ninety (90) days during any one hundred eighty (180) day period. The existence or nonexistence of the Employee's Disability will be determined in good faith by the Board of Directors after notice in writing given to the Employee at least thirty (30) days prior to such determination. During such thirty (30) day period, the Employee shall be permitted to make a presentation to the Board of Directors for its consideration.

          (e) "Company" shall mean the Company and any successor to its business and/or assets which executes and delivers the Agreement provided for in section 5(a) or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

     4. Benefits Upon Termination Under section 2(b)(iii).

          (a) Upon the termination (voluntary or involuntary) of the employment of the Employee pursuant to section 2(b)(iii) hereof, the Company shall pay to the Employee, in lieu of any further compensation to the Employee for periods subsequent to the date that the termination of the Employee's employment becomes effective, as severance pay, one hundred ten percent (110%) of the Employee's annual base salary in effect at the time the notice of termination is given or immediately prior to the Change in Control (whichever is greater), payable in twelve (12) equal monthly installments beginning in the first month after the termination. At the option of the Company, the amount due hereunder may be prepaid in whole or in part at any time or from time to time.

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          (b) All payments described in this section shall be subject to any applicable payroll or other taxes required by law to be withheld.

     5. Successors and Binding Agreement.

          (a) This Agreement shall inure to the benefit of and be binding upon the Company and its successors. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or of the assets of the Company to expressly assume and agree to perform this Agreement.

          (b) This Agreement is personal to the Employee, and the Employee may not assign or transfer any part of his rights or duties hereunder, or any compensation due to him hereunder, to any other person. Notwithstanding the foregoing, this Agreement shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, heirs, distributees, devisees, and legatees.

     6. Limitation of Damages. If for any reason the Employee believes the severance provisions of this Agreement have not been properly adhered to by the Company, and if it is determined that the Company has not, in fact, properly adhered to the severance provisions of this Agreement, the sole and exclusive remedy to which the Employee is entitled is the severance payment to which the Employee is entitled under the provisions of this Agreement.

     7. Modification; Waiver. No provision of this Agreement may be modified, waived, or discharged unless such waiver, modification, or discharge is agreed to in a writing signed by the Employee and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     8. Notice. All notices, requests, demands, and all other communications required or permitted by either party to the other party by this Agreement (including, without limitation, any notice of termination of employment) shall be in writing and shall be deemed to have been duly given when delivered personally or received by certified or registered mail, return receipt requested, postage prepaid, at the address of the other party as first written above (directed to the attention of the Board of Directors in the case of the Company). Either party hereto may change its address for purposes of this section by giving fifteen (15) days' prior written notice to the other party hereto.

     9. Severability. If any term or provision of this Agreement or the application hereof to any person or circumstances shall to any extent be determined to be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

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     10. Governing Law. This Agreement has been executed and delivered in the
State of Minnesota and shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota, including all matters of construction, validity, and performance.

     11. Settlement of Disputes. Any claims or disputes of any nature between the Company and the Employee arising from or related to the performance, breach, termination, expiration, application or meaning of this Agreement shall, at the option of either party, be resolved exclusively by arbitration in Olmsted County, Minnesota, in accordance with the applicable rules of the American Arbitration Association. In the event of submission of any dispute to arbitration, each party shall, not later than 30 days prior to the date set for hearing, provide to the other party and to the arbitrator(s) a copy of all exhibits upon which the party intends to rely at the hearing and a list of all persons each party intends to call at the hearing. The fees of the arbitrator(s) and other costs incurred by the Employee and the Company in connection with such arbitration shall be paid by the party that is unsuccessful in such arbitration. The decision of the arbitrator(s) shall be final and binding upon both parties. Judgment of the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction.

     12. Effect of Agreement; Entire Agreement. The Company and the Employee understand and agree that this Agreement is intended to reflect their agreement only with respect to the subject matter hereof and is not intended to create any obligation on the part of either party to continue employment. This Agreement supersedes any and all other oral or written agreements or policies made relating to the subject matter hereof and constitutes the entire agreement of the parties relating to the subject matter hereof; provided that this Agreement shall not supersede or limit in any way the Employee's rights under any benefit plan or program in accordance with its terms.

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     IN WITNESS WHEREOF, the Company and the Employee have executed this
Agreement by their signatures below.


Dated: ______________, 2000             PEMSTAR Inc.
                                        By
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                                        Its
                                           ----------------------------------


Dated: ______________, 2000

                                        -------------------------------------
                                        (Employee)

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